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                                                            Page 24 of 139 Pages


                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

                  We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.


                                 WESTBROOK REAL ESTATE
                                 PARTNERS, L.L.C.


                                      /s/ Jonathan H. Paul
                                 By:___________________________________________
                                    Name: Jonathan H. Paul
                                    Title: Managing Principal


                                 WESTBROOK REAL ESTATE
                                 PARTNERS MANAGEMENT I, L.L.C.


                                      /s/ Jonathan H. Paul
                                 By:___________________________________________
                                    Name: Jonathan H. Paul
                                    Title: Managing Principal of Managing
                                                      Member


                                 WESTBROOK REAL ESTATE FUND I, L.P.


                                      /s/ Jonathan H. Paul
                                 By:___________________________________________
                                    Name: Jonathan H. Paul
                                    Title: Managing Principal of Managing
                                            Member of General Partner


                                 WESTBROOK REAL ESTATE
                                 CO-INVESTMENT PARTNERSHIP I, L.P.


                                      /s/ Jonathan H. Paul
                                 By:___________________________________________
                                    Name: Jonathan H. Paul
                                    Title: Managing Principal of Managing
                                            Member of General Partner
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                                                            Page 25 of 139 Pages



                                 GREGORY H. HARTMAN


                                       /s/ Gregory H. Hartman
                                 By:___________________________________________
                                    Name:  Gregory H. Hartman



                                 JEFFREY M. KAPLAN


                                       /s/ Jeffrey M. Kaplan
                                 By:___________________________________________
                                    Name:  Jeffrey M. Kaplan



                                 PAUL D. KAZILIONIS


                                       /s/ Paul D. Kazilionis
                                 By:___________________________________________
                                    Name:  Paul D. Kazilionis



                                 JONATHAN H. PAUL


                                       /s/ Jonathan H. Paul
                                 By:___________________________________________
                                    Name:  Jonathan H. Paul



                                 WILLIAM H. WALTON III


                                       /s/ William H. Walton III
                                 By:___________________________________________
                                    Name:  William H. Walton III




DATED:  October 24, 1997